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
           NUMBER                                                                                 SHARES

      PBSI-A

  INCORPORATED UNDER THE LAWS                      PRECEPT                                    CUSIP 740165 10 5
    OF THE STATE OF TEXAS
                                                                                     SEE REVERSE FOR CERTAIN DEFINITIONS

                                       PRECEPT BUSINESS SERVICES, INC.

THIS CERTIFIES THAT





is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE $0.01 EACH OF THE CLASS A COMMON STOCK OF

                                       PRECEPT BUSINESS SERVICES, INC.

   transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


                                                             Dated:


                                /s/ David L. Neely                  COUNTERSIGNED AND REGISTERED:
                             CHAIRMAN OF THE BOARD AND                     CONTINENTAL STOCK TRANSFER & TRUST COMPANY
                             CHIEF EXECUTIVE OFFICER                                    (Jersey City, NJ)
                                                                                                                TRANSFER AGENT
                                                                                                                 AND REGISTRAR

                                                                    BY

                                /s/ Glenn R. Smith
     (SEAL)                           SECRETARY                                                            AUTHORIZED SIGNATURE
PRECEPT BUSINESS
 SERVICES, INC.
     TEXAS

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                                                 PRECEPT

                                      PRECEPT BUSINESS SERVICES, INC.

   The Amended and Restated Articles of Incorporation of the Corporation, on file in the office of the Secretary of State of the
State of Texas, (i) deny preemptive rights of shareholders to acquire unissued or treasury shares or other securities of the
Corporation and (ii) contain a statement of the designations, preferences, limitations, and relative rights of the shares of each class authorized to be issued and the authority of the Board of Directors to fix and determine the rights and preferences of each series of preferred stock and relative to other such series. The Corporation will furnish a copy of the Amended and Restated
Articles of Incorporation and of any resolution/s of the Board of Directors fixing and determining the relative rights and preferences of the shares of any series of preferred stock to the record holder of this certificate without charge on request to the Corporation at the Corporation's principal place of business or registered office.

   This certificate also evidences and entitles the holder to certain Rights as set forth in the Rights Agreement, between Precept
Business Services, Inc. (the "Company") and Continental Stock Transfer & Trust Company (the "Rights Agent"), dated as of February 9,
1998, (as amended from time to time, the "Rights Agreement"), the terms of which are hereby incorporated in this certificate by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement as in effect on the date of mailing, without charge promptly following receipt of a written request. Under certain circumstances set forth in the Rights agreement, Rights beneficially owned by any person who is, was or becomes, an Acquiring Person or any Affiliate or an Associate of
an Acquiring Person (as such terms are defined in the Rights Agreement) whether eventually held by or on behalf of such person or by any subsequent holder may become null and void.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM-- as tenants in common                                   UNIF GIFT MIN ACT -- ________ Custodian__________
   TEN ENT-- as tenants by the entireties                                                 (Cust)             (Minor)
   JT TEN -- as joint tenants with right                                                 Under Uniform Gifts to Minors
             of survivorship and not as                                                  Act_________________________
             tenants in common                                                                      (State)

                            ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST.

   For Value Received, _____________________________________________ hereby sell, assign and transfer unto

 PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
_______________________________________

_________________________________________________________________________________________________________________________________
                      PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

_________________________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________________ Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________________________________________________ Attorney
to transfer the said stock on the books of the within-named Company, with full power of substitution in the premises.

Dated _____________________________________

                                                                              X _________________________________________________
                                                                                              (SIGNATURE)
                                               NOTICE:
                                         THE SIGNATURE(S) TO
                                         THIS ASSIGNMENT MUST
                                         CORRESPOND WITH THE
                                         NAME(S) AS WRITTEN
                                         UPON THE FACE OF THE   ------------->
                                         CERTIFICATE IN EVERY
                                         PARTICULAR WITHOUT
                                         ALTERATION OR EN-
                                         LARGEMENT OR ANY
                                         CHANGE WHATEVER.
                                                                              X _________________________________________________
                                                                                              (SIGNATURE)

                                                                              ___________________________________________________
                                                                                 THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                                                                 ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                                                                 STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                                                                 AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                                                                 APPROVED SIGNATURE GUARANTEE PROGRAM), PURSUANT
                                                                                 TO S.E.C. RULE 17Ad-16.
                                                                              ___________________________________________________
                                                                                 SIGNATURE(S) GUARANTEED BY:



                                                                              ___________________________________________________
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